UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 12, 2022
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 12, 2022, Lennar Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Lennar Corporation 2016 Equity Incentive Plan (as so amended and restated, the “Amended Equity Plan”). A description of the material terms of the Amended Equity Plan is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2022 (the “Proxy Statement”), as well as the supplement to the Proxy Statement filed with the Commission on March 16, 2022, and is incorporated by reference herein. The description of the Amended Equity Plan is qualified in its entirety by reference to the full text of the Amended Equity Plan, a copy of which is attached as Exhibit A to the Proxy Statement and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 12, 2022, the Company held its 2022 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:
1.    The following individuals were elected as directors to serve until the 2023 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Amy Banse	521,378,166	13,669,681	146,965	35,136,853
Rick Beckwitt	529,640,330	5,393,333	161,149	35,136,853
Steven L. Gerard (1)	458,954,982	76,081,280	158,550	35,136,853
Theron I. ("Tig") Gilliam	480,477,627	54,560,104	157,081	35,136,853
Sherrill W. Hudson	476,128,715	58,914,795	151,302	35,136,853
Jonathan M. Jaffe	529,572,537	5,464,516	157,759	35,136,853
Sidney Lapidus	490,408,075	44,613,216	173,521	35,136,853
Teri P. McClure	478,068,667	56,963,086	163,059	35,136,853
Stuart Miller	518,227,608	16,838,603	128,601	35,136,853
Armando Olivera	496,805,981	38,235,861	152,970	35,136,853
Jeffrey Sonnenfeld	447,067,628	87,968,114	159,070	35,136,853
(1)Mr. Gerard passed away on April 12, 2022, and therefore will not be serving as a director.

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the Proxy Statement dated March 1, 2022 relating to the Company’s 2022 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
336,632,721	197,858,823	703,268	35,136,853

3.    Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2022. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
558,830,367	11,386,320	114,978	—

4.    Stockholders approved the amendment and restatement of the Lennar Corporation 2016 Equity Incentive Plan. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
464,465,776	69,787,683	941,353	35,136,853

5.    Stockholders did not approve a stockholder proposal to reduce the common stock ownership threshold to call a special meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
184,695,145	349,863,032	636,635	35,136,853

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2022	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer